[Front of certificate]


NUMBER                                                                    SHARES

                    LIBERTY ALL-STAR GROWTH AND INCOME FUND
                               SHARE CERTIFICATE

THIS CERTIFIES THAT                          is the owner of
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                    CLASS A SHARES OF BENEFICIAL INTEREST OF
                    LIBERTY ALL-STAR GROWTH AND INCOME FUND

a series of LAMCO Trust I, subject to the Agreement and Declaration of Trust, of Colonial Trust, as amended, on file with the Secretary of the Commonwealth of Massachusetts. This certificate is executed by the Trust and is not binding upon any Trustee or officer of the Trust or shareholder of the Fund individually but is binding only upon the assets of the Fund. This certificate is valid only when countersigned by the Transfer Agent.

WITNESS the facsimile signatures of the Trust's duly authorized officers.

Dated
COUNTERSIGNED:
LIBERTY FUNDS SERVICES, INC.

BY: TRANSFER AGENT

                                         WILLIAM R. PARMENTIER, President
AUTHORIZED SIGNATURE                     TIMOTHY J. JACOBY, Treasurer


[Rear of certificate]
ABBREVIATIONS
The following abbreviations may be used on the face of this certificate

Abbreviation   Equivalent
--------------------------------------------------------------------------------
JT TEN         As joint tenants, with rights of survivorship and not as tenants in common
TEN IN COM     As tenants in common
TEN BY ENT     As tenants by the entirety
UGTA           Under Uniform Gifts to Minors Act
UTMA           Uniform Transfer to Minors Act
ADM            Administrator
FDN            Foundation Administratix
PL             Public Law
AGMT           Agreement
TR             Trustee
CUST           Custodian for
UA             Under Agreement
EST            Estate of
UW             Under Will
EX             Executor Executrix
FBO            For the benefit of


    Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________


                                                 _________________ TRANSFER FORM

SOCIAL SECURITY OR TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE: _____________________

The undersigned assigns to

________________________________________________________
(Please print or typewrite name and address of assignee)

________________________________________________________

________________________________________________________

________________________________________________________ shares
(indicate the number of shares to be redeemed A new certificate will be issued for any balance)

represented by this certificate and irrevocably appoints The Secretary of the Trust ____________________________________Attorney to transfer said shares on the books of the Trust with full power of substitutions.

DO NOT SIGN THIS FORM UNLESS THE ASSIGNEE IS NAMED ABOVE

Dated This request must be signed exactly as each owner is name on this certificate by every named owner.


SIGNATURE GUARANTEED BY


                                  Signature _________________________________

(Signature guarantees are subject to acceptance in accordance with the rules of the Transfer Agent)
________________________________________________________________________________

                                             ____________________REDEMPTION FORM


The undersitned requests the redemption of ________________________________________________shares
(indicate the number of shares to be redeemed. A new certificate will be issued for any balance)

represented by this Certificate.

                                            This request must be signed as each
                                            owner is named on this certificate
                                            by every named owner.


SIGNATURE GUARANTEED BY


                                  Signature _________________________________


(Signature guarantees are subject to acceptance in accordance with the rules of the Transfer Agent.)

                                                      __________________________

                                                      __________________________
                                                      Address

34028-94882